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                                                                   EXHIBIT 10.15
                               CREDIT AGREEMENT
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     This Credit Agreement is entered into as of the 1st day of September 1996 by and between MSH Entertainment Corporation, a Utah corporation ("Lenders") and Happy Zone Entertainment Corporation, a California corporation ("Borrower").

                                   RECITALS:
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A.  Lender is the majority shareholder of the Borrower; and

B. Due to the working capital needs of Borrower, Lender has agreed to make a line of credit available to Borrower.

Now, therefore, the parties agree as follows:

     1.  Loan
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          1.1  Amount of Credit, Procedure for Borrowing.  Lender hereby
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establishes a line of credit in favor of Borrower in the amount of $500,000.
Borrower may, from time to time during the term hereof, upon written notice to Lender, make draws against the line of credit. This is a revolving line of credit, so that Borrower may repay principal amounts and reborrow them. The amounts borrowed shall be reflected on the books and records of Lender; provided, however, that at Lender's request, Borrower shall execute a promissory not or notes evidencing the borrowings.

          1.2  Term.  Subject to the provisions of this Agreement, the line of
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credit may be drawn upon, in whole or in part, from time to time, and the amount of any borrowing may be repaid in whole or in part and reborrowed, at any time until the first anniversary of the date of this Agreement.

          1.3  Interest Rate.  All amounts owing under this Agreement shall bear
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interest at nine percent (9%) per annum.  All interest shall be calculated based on a 360 day year. In no event shall the rate of interest charged hereunder exceed the maximum amount permitted by law.

          1.4  Interest Payments.  All interest accrued under this Agreement
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shall be paid at maturity, unless earlier paid at the option of Borrower.

          1.5  Principal Payments.  Borrower may make payments of principal at
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any time during the term of this Agreement upon three days' prior written notice to Lender.

          1.6  Maturity Date.  All amounts owing to Lender under this Agreement,
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including, without limitation, principal, interest and late charges, shall be due and payable on the first anniversary of the date of this Agreement.

     2.  Representations and Warranties of Borrower.  Borrower hereby makes the
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following representations and warranties in order to induce Lender to make the line of credit available:

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          2.1  Organization of Borrower.  Borrower is a corporation duly formed,
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validly existing and in good standing under the laws of the State of California.

          2.2  Authorization.  This Agreement is within Borrower's powers, has
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been duly authorized, and does not conflict with its Articles of Incorporation or Bylaws or any other agreement of Borrower.

          2.3  Enforceable Agreement.  This Agreement is the legal, valid and
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binding agreement of Borrower, enforceable against Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

          2.4  No Conflicts.  This Agreement does not conflict with any law,
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agreement, or obligation by which Borrower is bound.

     3.  Convenants.  Borrower agrees, so long as the line of credit is
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available under this Agreement and until Lender is repaid in full:

          3.1  Use of Proceeds.  To use the proceeds of the loan only for
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financing working capital needs.

          3.2  Negative Convenants.  Not to, without Lender's written consent:
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               (a)  Engage in any business activities substantially different from  Borrower's present business,

               (b)  Liquidate or dissolve Borrower's business,

               (c) Lease, or dispose of all or substantial part of Borrower's business or Borrower's assets,

               (d) Sell or otherwise dispose of any assets for less than fair market value,

               (e) Voluntarily suspend its business for more than 7 days in any 30 day period, and

               (f) Declare or pay any divided, redeem or repurchase any of its outstanding capital stock.

          3.3  Default.  If any of the following events occur, Lender may do one
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or more of the following:  declare Borrower in default, stop making any additional credit available to Borrower and require Borrower to repay its entire debt immediately and without prior notice. If a bankruptcy petition is filed with respect to Borrower, the entire debt outstanding under this Agreement will automatically become due immediately.

          (i)  Failure to Pay.  Borrower fails to make any payment under this
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Agreement  when due, which failure is not cured within three days after written notice.

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          (ii)  Violation of Covenants.  Borrower violates any of the covenants
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set forth in  Section 3.2.


     4.  General
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          4.1  No Waiver, Consents.  No alleged waiver by Lender shall be
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effective unless in writing, and no waiver shall be construed as of a continuing waiver. No waiver shall be implied from any delay or failure by Lender to take action on account of any default of Borrower. Consent by Lender to any act or omission by Borrower shall not be construed as a consent to any other or subsequent act or omission or as a waiver of the requirement for Lender's consent to be obtained in any future or other instance.

          4.2  No Third Parties Benefited.  This Agreement is made and entered
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into for the sole protection and benefit of Lender and Borrower and their successors and assigns.

          4.3  Notices.  All notices given under this Agreement must be in
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writing and shall be effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight hours after deposit in first-class or certified United States mail, postage prepaid, sent to the party at its address appearing below its signature. Those addresses may be changed by either party by notice to the other party.

          4.4  Attorney's Fees.  If any lawsuit, reference or arbitration is
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commenced which arises out of, or which relates to, this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law.

          4.5  Applicable Law.  This Agreement shall be governed by and
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construed in accordance with California law.

          4.6  Successors and Assigns.  The terms of this Agreement shall bind
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and benefit the successors and assigns of the parties; provided, however, that
Borrower may not assign this Agreement, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

          4.7  Severability.  The invalidity or unenforceability of any one or
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more provisions of this Agreement shall in no way affect any other provisions.

          4.8  Amendments.  This Agreement may not be modified or amended except
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by a written agreement signed by the parties.

By: /s/ ROBERT MAERZ
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    Robert Maerz, Chairman
    MSH Entertainment Corporation ("Lender")

By: /s/ JONATHAN STATHAKIS
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     Jonathan Stathakis, President
     Happy Zone Entertainment Corporation  ("Borrower")

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